TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets
Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2015	2014

Net operating loss carry forward	$16,439	$16,389
Allowance and reserve	364	346

Total deferred tax assets before valuation allowance	16,803	16,735
Valuation allowance	(16,803)	(16,735)

Net deferred tax assets	$-	$-